UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SEQUOIA FUND, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:
It is anticipated that definitive materials will be released to security holders on or around September 18, 2014.

QUESTIONS AND ANSWERS

Sequoia Fund, Inc.
PROXY

Q 1.  WHY DID THE CORPORATION SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Special Meeting of Stockholders (the "Notice") and accompanying Proxy Statement that provide you with information you should review before voting on the matter that will be presented at the Special Meeting of Stockholders (the "Meeting") of Sequoia Fund, Inc., a Maryland corporation (the "Corporation").   This booklet also contains a proxy card ("Proxy Card") on which you can authorize a proxy to cast your vote.  You are receiving these proxy materials because you own shares of common stock of the Corporation.  As a stockholder, you have the right to vote on the election of the Director nominees described in the Proxy Statement.

Q 2.  WHO IS REQUESTING MY VOTE?

A.  The Board of Directors of the Corporation (the "Board" or the "Directors") requests that you vote at the Meeting on the election of three Directors of the Corporation.

Q 3.  HOW DOES THE BOARD RECOMMEND I VOTE?

A.  The Board recommends that you vote "FOR" the election of each nominee.

Q 4.  WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on September 8, 2014 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting.  If you owned shares on the Record Date, you have the right to vote, even if you later sold your shares.

Q 5.  WHAT ROLE DOES THE BOARD PLAY?

A. The business and affairs of the Corporation are overseen by the Board. The background of each Director nominee is described in the Proxy Statement.

Q 6.  WHY IS THE CORPORATION HOLDING A SPECIAL MEETING TO PRESENT THREE DIRECTORS FOR ELECTION?

A.  Under the Investment Company Act of 1940, as amended (the "1940 Act"), no person may serve as a director of a mutual fund unless elected to that office by the holders of the outstanding securities of the fund at an annual or special meeting called for that purpose. A fund may, however, fill vacancies occurring between shareholder meetings, provided that immediately after filling any vacancy at least two-thirds of the directors then holding office have been elected by the holders of the outstanding securities of the fund.

Of the six current Directors of the Corporation, four Directors have been elected by the stockholders of the Corporation. While the election of directors is not required under the 1940 Act this year, at its meeting on May 16, 2014, the Board determined to nominate an individual for election as a director to fill one of the current vacancies on the Board and to call a stockholder meeting to elect the Director nominee as contemplated by the provision of the 1940 Act discussed above. The Corporation is taking this opportunity to also present for stockholder election two current Directors who have not yet been elected by stockholders. Should stockholders elect the three nominees, the Board will have greater flexibility in the future to fill vacancies occurring on the Board between stockholder meetings, resulting in cost savings to the Corporation and its stockholders.

Q 7.  HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE MY SHARES?

A.  Please follow the instructions included on the enclosed Proxy Card.

Q 8.  WHAT IF I WANT TO REVOKE MY PROXY?

A.  You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Corporation at 9 West 57th Street, Suite 5000, New York, New York 10019-2701, (ii) by signing and submitting another proxy of a later date, or (iii) by voting in person at the Meeting.

Q 9.  WHAT NUMBER DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.   Please call (866) 388-7535 if you have questions.

Sequoia Fund, Inc.
9 West 57th Street
Suite 5000
New York, New York 10019-2701

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
SCHEDULED FOR NOVEMBER 11, 2014

To Stockholders of Sequoia Fund, Inc., a Maryland Corporation (the "Corporation"):

Notice is hereby given that a Special Meeting of Stockholders of the Corporation (the "Meeting") will be held at Restaurant 8½, 9 West 57th Street, New York, New York, 10019 on November 11, 2014, at 9:00 a.m. Eastern Time, for the following purpose, which is described in the accompanying Proxy Statement dated September 18, 2014:

1.	To consider and vote upon the election of three Directors of the Corporation, each such Director to serve a term of indefinite duration and until his or her successor is duly elected and qualifies.

In addition, stockholders will be asked to consider and vote on any other business that may properly come before the Meeting and any postponement or adjournment thereof.

Only stockholders of record at the close of business on September 8, 2014 are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  Proxies are being solicited on behalf of the Board of Directors of the Corporation.

Even if you plan to attend the Meeting in person, you are requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone or via the Internet as described on the enclosed Proxy Card. You may revoke your proxy at any time prior to its exercise by giving written notice to the Secretary of the Corporation at 9 West 57th Street, Suite 5000, New York, New York 10019-2701, by signing and submitting another proxy of a later date, or by voting in person at the Meeting.

The Board of Directors recommends that you vote "FOR" the election of each Director nominee.

By Order of the Board of Directors,

/s/ Todd G. Ruoff
Todd G. Ruoff
Secretary

New York, New York
September 18, 2014

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States.  You may also authorize (by telephone or through the Internet) a proxy to vote your shares.  To do so, please follow the instructions on the enclosed Proxy Card.  Your vote is very important no matter how many shares you own.  Please complete, date, sign and return your Proxy Card promptly in order to save the Corporation the additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

i

PROXY STATEMENT
(dated September 18, 2014)

Sequoia Fund, Inc.
9 West 57th Street
Suite 5000
New York, New York 10019-2701

SPECIAL MEETING OF STOCKHOLDERS
NOVEMBER 11, 2014

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), to be voted at a Special Meeting of Stockholders of the Corporation (the "Meeting") or at any postponement or adjournment thereof.  The Meeting is scheduled to be held at Restaurant 8½, 9 West 57th Street, New York, New York 10019 on November 11, 2014, at 9:00 a.m. Eastern Time.

The Board has fixed the close of business on September 8, 2014 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.  As of the Record Date, the Corporation had 34,951,080  shares of common stock outstanding.  Each share is entitled to one vote.  Shares may be voted in person or by proxy.  The Notice of Special Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to stockholders on or about September 18, 2014.

At the Meeting, stockholders will be asked to consider and vote upon the election of three Directors of the Corporation, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies. In addition, stockholders will be asked to consider and vote on any other business that may properly come before the Meeting and any postponement or adjournments thereof.

The solicitation of proxies will be made primarily by mail and may also be made by telephone or through the Internet.  The cost of soliciting proxies will be borne by the Corporation.

The Corporation will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge.  To request a copy of either report, please contact the Corporation toll free at 1-800-686-6884, or write to: Sequoia Fund, Inc., 9 West 57th Street, Suite 5000, New York, New York 10019-2701.  The Corporation's reports to stockholders may also be obtained by downloading them from the Corporation's website: www.sequoiafund.com.

THE PROPOSAL

Election of Three Directors

The following individuals have been nominated by the Nominating Committee for election as Director.

David M. Poppe
Sharon Osberg
Edward Lazarus

Two of the nominees, Mr. Poppe and Ms. Osberg, are current Directors of the Corporation.  Mr. Lazarus was nominated for election as a Director of the Corporation on May 16, 2014. Each nominee has consented to serve as a Director.

The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote "FOR" such nominee will be voted for a substitute nominee as the Board may recommend. If a Proxy Card is executed but no instruction is given, the persons named as proxies in the accompanying Proxy Card will vote "FOR" each nominee named above for election as Director.

Certain information concerning the nominees is set forth below:

Name, Address* and Age	Position(s) Held with the Corporation	Years of Service as a Director	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held During Past 5 Years
INTERESTED DIRECTOR NOMINEE**
David M. Poppe, 50	Executive Vice President and Director	11	President and Director, Ruane, Cunniff & Goldfarb Inc.	1	None
DISINTERESTED DIRECTOR NOMINEES
Sharon Osberg, 64, ***	Chairperson of the Board of Directors	10	Retired	1	None
Edward Lazarus, 55	N/A	0	General Counsel of Tribune Media Co., former Chief of Staff at the Federal Communications Commission and former Partner at Akin, Gump, Strauss, Hauer & Feld LLP	N/A	None
*          The address for each of the Directors is 9 West 57th Street, Suite 5000, New York, New York 10019-2701.
**	"Interested person," as defined in the 1940 Act, of the Corporation because of an affiliation with Ruane, Cunniff & Goldfarb Inc., the Corporation's investment adviser.
***        Member of the Corporation's Audit Committee and Nominating Committee.

The nominees were nominated to serve as Directors based on their prior personal and business experience.

David M. Poppe

Mr. Poppe is currently President of Ruane, Cunniff & Goldfarb, the Corporation's investment adviser. He has worked at the firm since 1999, starting as an analyst covering primarily retail and leisure companies. He joined the Corporation's board of directors in 2003 and became a co-manager of the Corporation in 2006. Prior to joining Ruane, Cunniff & Goldfarb, Mr. Poppe was a business journalist at the Miami Herald. He graduated from Columbia University in 1986.

Sharon Osberg

Ms. Osberg, now retired, worked for 25 years in financial technology development and management positions.  The bulk of her career was spent at Wells Fargo Bank where she became Executive Vice President in charge of the newly created Online Financial Services Division.  She was responsible for charting the bank's internet course and growing the online business.  After leaving Wells Fargo, Ms. Osberg was Chief Operating Officer for 724 Solutions, Inc. in Toronto, Canada, and has held various consulting positions for insurance, banking, and technology companies.  She holds a BA degree from Dickinson College.  Ms. Osberg is a two-time world bridge champion and an avid wildlife photographer/videographer.

Edward Lazarus

Mr. Lazarus is the Executive Vice-President, General Counsel, and Corporate Secretary of the Tribune Media Company, a diversified media company. Prior to joining Tribune, Mr. Lazarus served as Chief of Staff to the Chairman of the Federal Communications Commission. Before his service at the FCC, Mr. Lazarus divided his time between law practice, writing and teaching. From 2000-2009, Mr. Lazarus practiced law at Akin Gump Strauss Hauer & Feld.  His practice at Akin Gump, focused on appellate litigation and legal strategy across a wide range of subject areas.  Prior to joining Akin Gump, Mr. Lazarus served as an assistant U.S. attorney for the Central District of California. Mr. Lazarus received his B.A. summa cum laude in 1981 and his J.D. in 1987 from Yale University. Mr. Lazarus is the author of two highly acclaimed books: Black Hills/White Justice: The Sioux Nation Versus the United States, 1775 to the Present and Closed Chambers: The Rise, Fall, and Future of the Modern Supreme Court. His writing has also appeared in publications including The Atlantic Monthly, U.S. News & World Report, The New York Times, The Washington Post, The Los Angeles Times and The Chicago Tribune.  Among dozens of television appearances, Mr. Lazarus was a guest on the Daily Show with Jon Stewart.

As their biographies indicate, the nominees have held positions with businesses or other firms and have had at least 10 years of experience in their respective industries. Their personal and business experience is expected to further strengthen the Board's oversight of the Corporation, which is in the best interests of the Corporation.

Certain information about the other Directors of the Corporation is set forth below:
Name, Address* and Age	Position(s) Held with the Corporation	Years of Service as a Director	Principal Occupation(s) During Past 5 Years and Other Relevant Experience §	Other Directorships Held During Past 5 Years
INTERESTED DIRECTORS** #
Robert D. Goldfarb, 69	President and Director	35	Chairman and CEO, Ruane, Cunniff & Goldfarb Inc.	None

DISINTERESTED DIRECTORS
Robert L. Swiggett, 93,***	Director	44	Retired	None
Roger Lowenstein, 60,***	Director	15	Writer, major Financial and News Publications	None
C. William Neuhauser, 88,***	Director	39	Retired	None

#	Mr. Richard T. Cunniff, a former Director of the Corporation, died on March 24, 2014.
*            The address for each of the Directors is 9 West 57th Street, Suite 5000, New York, New York 10019-2701.
§	The information reported includes the principal occupation during the last five years for each Director and, as applicable, other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as Director.
**"	"Interested person," as defined in the 1940 Act, of the Corporation because of an affiliation with the Corporation's investment adviser. Directors for the Corporation who are not interested persons of the Corporation are referred to herein as "Independent Directors" or "Disinterested Directors".
***	Member of the Corporation's Audit Committee and Nominating Committee.

As of September 8, 2014, to the knowledge of Corporation, the Directors and officers of the Corporation, both individually and as a group, owned 0.1% or, including shares owned by their respective relatives and affiliates, approximately 1.2% of the total number of the outstanding shares of the Corporation's common stock.  Additional information related to the equity ownership of the Directors in the Corporation and the compensation they received from the Corporation is presented in Appendix A.  Mr. Lazarus, his relatives and affiliates did not own any shares of the Corporation as of September 8, 2014.

During the Corporation's most recently completed fiscal year ended December 31, 2013, the Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser.

During the Corporation's fiscal year ended December 31, 2013, the Board met four times.  Each Director attended at least 75% of the total number of meetings of the Board held during the Corporation's most recently completed fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served.  The Corporation does not have a policy requiring a Director to attend meetings of stockholders, but the Corporation encourages such attendance.

The Board has two standing committees: an Audit Committee and a Nominating Committee.  The Audit Committee is comprised of the Independent Directors: Robert L. Swiggett, Roger Lowenstein, C. William Neuhauser and Sharon Osberg.  The Board has adopted a charter for the Audit Committee, a copy of which is included as Appendix B.  The Audit Committee meets as needed to review the Corporation's financial statements; to approve the selection of, and consult with, the Corporation's independent auditors; to receive the Corporation's independent auditors' reports on the Corporation's financial statements and internal controls; to monitor the procedures in place for regulatory compliance; and to perform other related duties.  The Audit Committee met twice during the most recent fiscal year ended December 31, 2013.

The Nominating Committee is also comprised of the Independent Directors: Robert L. Swiggett, Roger Lowenstein, C. William Neuhauser and Sharon Osberg.  The Board has adopted a charter for the Nominating Committee, a copy of which is included as Appendix C.  Pursuant to the Nominating Committee charter, the Nominating Committee identifies, evaluates, selects and nominates candidates for the Board and periodically reviews the composition of the Board.  The Nominating Committee also may set standards or qualifications for Directors.  The Nominating Committee may consider candidates for Director submitted by the Corporation's current Directors, officers, investment adviser and other appropriate sources.  The Nominating Committee does not consider candidates for Director submitted by stockholders. The Nominating Committee did not meet during the most recent fiscal year ended December 31, 2013.

On May 16, 2014, the Nominating Committee nominated each of the nominees set forth above to serve as Directors of the Corporation and recommended that the Board approve such nominations and present the nominees to the stockholders for their approval. On that date, the Board approved the nominations and authorized the officers of the Corporation to call a stockholder meeting for the purpose of voting on such nominees.

To communicate with a Director, a stockholder must send a written communication to the Corporation's principal office at 9 West 57th Street, Suite 5000, New York, New York 10019-2701, addressed to the Director.  All stockholder communications received in accordance with this process will be forwarded to the individual Director to whom the communication is addressed.

The Board unanimously recommends that the stockholders vote "FOR" each of the nominees listed above to serve as a Director of the Corporation.  Election of each nominee as a Director requires the vote of a majority of the votes cast at the Meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Corporation's independent registered public accounting firm.  At a meeting held on March 9, 2014, the Board, by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Corporation as defined under the 1940 Act, approved BBD, LLP ("BBD"), independent registered public accounting firm, to audit the Corporation's financial statements for the fiscal year ending December 31, 2014.

BBD has audited the Corporation's financial statements for its two most recent fiscal years ended December 31, 2013 and December 31, 2012, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Corporation.  Representatives of BBD are not expected to be present at the Meeting but will be available to answer questions should they arise.

Independent Registered Public Accounting Firm's Fees

The following table sets forth the aggregate fees billed by BBD for the Corporation's fiscal years ended December 31, 2013 and December 31, 2012, for professional services rendered for: (i) the audit of the Corporation's annual financial statements included in the Corporation's annual report(s) to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Corporation's financial statements and are not reported under (i); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Corporation, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Corporation ("Service Affiliates").

	Audit Fees	Audit- Related Fees		Tax Fees	Aggregate Fees for Non- Audit Services Provided to the Corporation, Adviser and Service Affiliates	All Other Fees
2013	$30,500	N/	A	$4,000	$26,500	N/	A
2012	$30,500	N/	A	$4,000	$22,500	N/	A

The Audit Committee charter requires the pre-approval of all audit and non-audit services provided to the Corporation by the independent registered public accounting firm.  The Audit Committee charter also requires pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Corporation.  All of the amounts for Audit Fees, Audit-Related Fees, Tax Fees and Non-Audit Services in the preceding table are for services pre-approved by the Audit Committee.  The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Corporation's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

PROXY VOTING AND STOCKHOLDER MEETING

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein.  Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the election of each nominee as a Director.  Any stockholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of the Corporation at 9 West 57th Street, Suite 5000, New York, New York 10019-2701, by signing and submitting another proxy of a later date, or by voting in person at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting (an "abstention").

The election of a nominee as Director requires the vote of a majority of the votes cast at the Meeting, assuming a quorum is present. Abstentions will have no effect on the result of the vote.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of a majority of the outstanding shares entitled to vote at the Meeting.

In the event that a quorum is not present at the Meeting, the chairman of the meeting or the persons named as proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a Proposal will be voted against adjournment.

The Corporation has engaged AST Fund Solutions LLC (the "Proxy Solicitor"), 48 Wall Street, 23rd Floor, New York, NY 10005, to assist in soliciting proxies for the Meeting.  It is estimated that the Proxy Solicitor will receive a fee of $14,617 for its services, to be paid by the Corporation, plus reimbursement of additional proxy solicitation expenses.

OTHER INFORMATION

Officer Information

Certain information concerning the Corporation's officers is set forth below.  The Corporation's officers are elected by the Board and serve for a term of one year and until his or her successor is duly elected and qualifies.  The earliest date for which an officer was elected to serve in that capacity is presented below.

Name, Address* and Age	Position(s) – (Month and Year First Elected)	Principal Occupation during the past 5 years

Robert D. Goldfarb (69)	President (7/98)	Chairman and CEO, Ruane, Cunniff & Goldfarb Inc.
David M. Poppe (50)	Executive Vice President (1/03)	President and Director, Ruane, Cunniff & Goldfarb Inc.
Todd G. Ruoff (43)	Executive Vice President & Secretary (12/13)	Executive Vice President of Ruane, Cunniff & Goldfarb Inc.
Paul J. Greenberg (51)	Treasurer (12/13)	Managing Director of BlackRock, Inc.
Michael Sloyer (53)	Chief Compliance Officer (12/13)	General Counsel of Ruane, Cunniff & Goldfarb Inc.
Michael Valenti (45)	Assistant Secretary (3/07)	Administrator of Ruane, Cunniff & Goldfarb Inc.
___________________
* The address for each of the Corporation's officers is 9 West 57th Street, Suite 5000, New York, New York 10019-2701.

Stock Ownership

Information regarding person(s) who owned of record or were known by the Corporation to beneficially own 5% or more of the Corporation's shares on September 8, 2014 is provided in Appendix D.

Information About the Corporation's Investment Adviser and Other Service Providers

The Corporation's investment adviser is Ruane, Cunniff & Goldfarb, Inc., 9 West 57th Street, Suite 5000, New York, New York 10019-2701.  The Corporation's custodian is Bank of New York, MF Custody Administration Department, One Wall Street, 25th Floor, New York, New York 10286.  The Corporation's transfer agent and dividend disbursing agent is DST Systems, Inc., 21 West 10th Street, Kansas City, Missouri 64105.  The Corporation's distributor is Ruane, Cunniff & Goldfarb LLC, an affiliate of the Adviser, 9 West 57th Street, Suite 5000, New York, New York 10019-2701. The Corporation's Administrator is BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway, Wilmington, Delaware 19809.

Submission of Proposals for Next Meeting of Stockholders

The Corporation does not hold stockholder meetings annually.  Any stockholder who wishes to submit a proposal to be considered at the Corporation's next meeting of stockholders should send the proposal to the Corporation so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the Corporation's proxy statement and form of proxy card relating to such meeting.

Other Matters

 Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the proposal, no other business may properly come before the Meeting.  If any procedural matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

By Order of the Board of Directors,

/s/ Todd G. Ruoff
Todd G. Ruoff
Secretary

September 18, 2014
New York, New York

APPENDIX A

ADDITIONAL INFORMATION REGARDING DIRECTORS AND NOMINEES

Ownership of the Corporation's Shares

The dollar range of the Corporation's shares owned by each existing Director or nominee and the aggregate dollar range of securities owned in the "family of investment companies" are set forth below. The Adviser does not provide investment advisory services to any investment companies registered under the 1940 Act other than the Corporation.
Dollar Range of the Ownership of the Corporation's Shares as of September 8, 2014
Interested Directors
Robert D. Goldfarb	Over $100,000 (1)(2)
David M. Poppe*	Over $100,000 (1)
Disinterested Directors
Edward Lazarus**	None
Roger Lowenstein	Over $100,000 (3)
C. William Neuhauser	Over $100,000 (4)
Sharon Osberg*	Over $100,000
Robert L. Swiggett	Over $100,000
*	Nominee and existing Director.
**	Nominee.
(1)	Messrs. Goldfarb and Poppe are officers, directors and voting stockholders of the Investment Adviser, which is the owner of 42,171 shares of the Corporation's Common Stock. In addition, Messrs. Goldfarb and Poppe are trustees and beneficiaries of the Profit-Sharing Plan of the Investment Adviser, which owns 254,272 shares of the Corporation's Common Stock.

(2)	In addition, 61,188 shares of such stock are owned by Mr. Goldfarb's relatives, but beneficial ownership by Mr. Goldfarb of such shares shall not be deemed to be hereby admitted.

(3)	In addition, 65 shares of such stock are owned by Mr. Lowenstein's relatives, but beneficial ownership by Mr. Lowenstein of such shares shall not be deemed to be hereby admitted.

(4)	In addition, 1,075 shares of such stock are owned by Mr. Neuhauser's relatives, but beneficial ownership by Mr. Neuhauser of such shares shall not be deemed to be hereby admitted.

A-1

Compensation From the Corporation

The table below sets forth the aggregate compensation paid by the Corporation to Directors for the Corporation's fiscal year ended December 31, 2013*.  The Corporation does not pay any fees or compensation to its officers or Interested Directors, but the Independent Directors each receive compensation from the Corporation.  In addition, the Corporation reimburses its Independent Directors for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings.  The Corporation offers no retirement plan or other benefits to its Directors.

Name of Director**	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation
Robert D. Goldfarb	$0	-0-	-0-	$0
David M. Poppe	$0	-0-	-0-	$0
Roger Lowenstein	$50,000	-0-	-0-	$50,000
C. William Neuhauser	$50,000	-0-	-0-	$50,000
Sharon Osberg	$50,000	-0-	-0-	$50,000
Robert L. Swiggett	$50,000	-0-	-0-	$50,000
*At its December 2013 meeting, the Board, including a majority of the Independent Directors, approved an increase in the quarterly retainer to be paid to each Independent Director to $13,750 per quarter. Such increase was effective January 1, 2014.
** Mr. Richard T. Cunniff, a former Director of the Corporation, died on March 24, 2014. At December 31, 2013 Mr. Richard T. Cunniff was an Interested Director of the Corporation and his total compensation from the Corporation was zero.

A-2

APPENDIX B

SEQUOIA FUND, INC.

 AUDIT COMMITTEE CHARTER

SECTION 1.  COMPOSITION
The Audit Committee shall be composed entirely of Directors who are not "interested" persons of Sequoia Fund, Inc. (the "Fund") or any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940, to the Fund.  The full Board of Directors shall designate the members of the committee and shall either designate the Chairman or shall approve the manner of selection of the Chairman.
SECTION 2.  OVERSIGHT
The function of the Audit Committee is oversight.  Management1 and the accounting staff are primarily responsible for the preparation of the Fund's financial statements and the independent auditors are responsible for auditing those financial statements.  Management is also responsible for maintaining appropriate systems for accounting and internal control, and the independent auditors are primarily responsible for considering such controls in connection with their financial statement audits.  The independent auditors for the Fund are accountable to the Board of Directors and Audit Committee.  The Audit Committee has the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, as has the full Board of Directors.
SECTION 3.  SPECIFIC RESPONSIBILITIES AND POWERS
The Fund's Audit Committee has the responsibility and power to:
a)	oversee the Fund's accounting and financial reporting processes and practices, its internal controls and, as appropriate, the internal controls of key service providers;
b)	approve, and recommend to the full Board of Directors for its ratification and approval in accord with applicable law, the selection and appointment of an independent auditor for the Fund prior to the engagement of such independent auditor;
c)	pre-approve all audit and non-audit services provided to the Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements;
d)	pre-approve all non-audit services provided by the Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

1    For purposes of this Charter, the term "management" means the appropriate officers of the Fund and its investment adviser.

e)	attempt to identify, through reports from the auditor and discussions with management: conflicts of interest between management and the independent auditor as a result of employment relationships; the provision of prohibited non-audit services to the Fund by its independent auditor; violations of audit partner rotation requirements; and prohibited independent auditor compensation arrangements whereby individual auditors are compensated based on selling non-audit services to the Fund;
f)	ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund; (ii) actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (iii) recommend that the Board of Directors take appropriate action in response to such formal written statement to satisfy themselves of the independent auditors' independence;
g)	meet with the Fund's independent auditors and management, including private meetings, as appropriate, to: (i) review the form and substance of the Fund's financial statements and reports and to report the result of such meetings to the full Board of Directors; (ii) review the arrangements for and the scope of the annual audit and any special audits or other special services; (iii) discuss any matters of concern arising in connection with audits of the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audits; (iv) review the quality and adequacy of the internal accounting staff; (v) consider the independent auditors' comments with respect to the appropriateness and adequacy of the Fund's financial policies, procedures and internal accounting controls (including computer system controls and controls over the daily net asset valuation process and the adequacy of the computer systems and technology used in the Fund's operations) and review management's responses thereto; (vi) review the matters about which Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees) requires discussion; and (vii) review with the independent auditors their opinions as to the fairness of the financial statements;
h)	consider the effect on the Fund of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; (ii) any changes in service providers, such as fund accountants or administrators, that could impact the Fund's internal controls; or (iii) any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources;
i)	review the fees charged by the independent auditors for audit and non-audit services;
j)	serve as a "qualified legal compliance committee" (as such term is defined in 17 CFR Part 205), the duties of which are listed on Exhibit A to this Charter; and
k)	report its activities to the full Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

SECTION 4.  SUB-COMMITTEES

The Audit Committee may form and delegate authority to one or more subcommittees (which may consist of one or more Audit Committee members), as it deems appropriate from time to time.  Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next meeting.

SECTION 5.  MISCELLANEOUS
a)	The Fund's Audit Committee shall meet periodically, and is empowered to hold special meetings as circumstances require. The Committee shall record minutes of its meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information as it, in its sole discretion, considers appropriate.
b)	The Fund's Audit Committee shall be available to meet with appropriate officers of the Fund, and with internal accounting staff for consultation on audit, accounting and related financial matters.
c)	The Fund's Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.
d)	The Committee shall have such further responsibilities as are given to it from time to time by the Board of Directors. The Committee shall consult, on an ongoing basis, with management, the independent auditors and counsel as to legal or regulatory developments affecting its responsibilities.

APPENDIX C

SEQUOIA FUND, INC.

 NOMINATING COMMITTEE CHARTER

SECTION 1.  MEMBERSHIP
(a)	The Nominating Committee (the "Committee") of the Board of Directors (the "Board," and each director individually, a "Director") of Sequoia Fund, Inc. (the "Corporation") shall be composed of Directors who are not "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and who are appointed by the Board from time to time.
(b)	The Committee shall appoint its Chairperson.
SECTION 2.  PURPOSES
(a)	The Committee shall oversee the composition of both the Board and the various committees of the Corporation to ensure that competent and capable candidates fill these positions.
(b)	The Committee shall ensure that the selection of each Director is conducted in such a fashion so as to enhance the independence of disinterested directors whose primary loyalty is to the shareholders of the Corporation.
SECTION 3.  DUTIES AND POWERS
(a)	The Committee shall review candidates for, and make nominations of independent directors to the Board. In carrying out this duty, the Committee shall:
(i)	evaluate the candidates' qualifications and their independence from the Corporation's investment advisers and other principal service providers;
(ii)	select persons who are "independent" in terms of both the letter and the spirit of the 1940 Act; and
(iii)	consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers.
(b)	The Committee shall periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new directors.
(c)	The Committee shall review the membership of each committee established by the Board.
SECTION 4.  PROCEDURAL MATTERS
(a)	The Committee shall meet periodically as it deems necessary.
(b)	The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.
C-1

(c)	The Committee shall prepare minutes of and report to the Board on its meetings.
(d)	The Committee shall have the authority to make reasonable expenditures, including expenditures to retain experts and counsel, related to the aforementioned duties and tasks that will be reimbursed by the Corporation.

C-2

APPENDIX D

STOCK OWNERSHIP

The following person(s) owned of record or were known by the Corporation to beneficially own 5% or more of the Fund's shares as of September 8, 2014.

Name and Address	Number of Shares	% of Shares

Charles Schwab & Co. Inc. 9601 E Panorama Circle Englewood, Colorado 80112-3441	6,989,754	20.00%
Fidelity Management Trust Company, as Trustee of the Walt Disney Company Employees Benefit Plan Trust 100 Magellan Way Covington, Kentucky 41015-1999	2,314,105	6.62%

D-1

PROXY CARD

Sequoia Fund Inc.

SEQUOIA FUND, INC.

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND STOCKHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at proxyonline.com using your proxy *voting number* found below
3. **PHONE** dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free (866) 388-7535 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 11, 2014

The undersigned stockholder of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Todd G. Ruoff and David M. Poppe, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Corporation (the "Meeting") to be held at 9:00 a.m., Eastern Time, on November 11, 2014 at Restaurant 8 ½, 9 West 57th Street, New York, New York 10019, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEQUOIA FUND, INC.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THE PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 11, 2014. The Proxy Statement for this Meeting is available at: www.proxyonline.com/docs/sequoia.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

SEQUOIA FUND, INC.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Note: Please sign exactly as the name(s) appear(s) on the records of the Corporation and date. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, giving their full title under signature(s), and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title under signature(s).

STOCKHOLDER SIGN HERE DATE

CO-OWNER SIGN HERE DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. To Elect Directors of the Corporation:			
Interested Director Nominee			
01. David M. Poppe	O	O	O
Disinterested Director Nominees			
02. Edward Lazarus	O	O	O
03. Sharon Osberg	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]